UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 17, 2006
AEGIS ASSESSMENTS INC
(Exact name of registrant as specified in its charter)
DELAWARE	000-50213	72-1525702
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7975 N. HAYDEN ROAD #D363 - SCOTTSDALE, AZ 85258
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  480-778-9140

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Eric Johnson has agreed to resign as the company’s Chief Executive Officer and as a director and Chairman of the Board of the company. The resignation is effective as of November 17, 2006.
Mr. Johnson was a director and Chairman of the Board of Directors of the company since its inception in January 2002 and served as Chief Executive Officer since April 1, 2002.

The company anticipates announcing the appointment of additional members to its Board of Directors as part of a management restructuring. Richard Reincke, in addition to his current duties, has been named as the interim Chief Executive Officer, effective immediately to serve until such time that the company’s Board of Directors names a permanent replacement.

Exhibits
None

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2006	By:	/s/ Richard Reincke
Richard Reincke President and Chief Executive Officer